Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of
CNI Charter Funds:

We consent to the use of our report dated November 24, 2008, incorporated herein by reference, for the CNI Charter Funds, comprised of the Large Cap Growth Equity Fund, the Large Cap Value Equity Fund, the RCB Small Cap Value Fund, the Multi-Asset Fund, the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund, the High Yield Bond Fund, the Prime Money Market Fund, the Government Money Market Fund, and the California Tax Exempt Money Market Fund, as of September 30, 2008, and to the references to our firm under the heading “financial highlights” in the Prospectus and under the headings “Independent Registered Public Accounting Firm and Reports to Shareholders” and “Financial Statements” in the Statement of Additional Information.

/s/ KPMG LLP

Philadelphia, Pennsylvania
January 28, 2009

Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of
CNI Charter Funds:

We consent to the use of our report dated November 24, 2008, incorporated herein by reference, for the Opportunistic Value Fund, a series of the CNI Charter Funds, as of September 30, 2008, and to the references to our firm under the heading “financial highlights” in the Prospectus and under the heading “Independent Registered Public Accounting Firm and Reports to Shareholders” in the Statement of Additional Information.

/s/ KPMG LLP

Philadelphia, Pennsylvania
January 28, 2009

Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of
CNI Charter Funds:

We consent to the use of our report dated November 24, 2008, incorporated by reference, for the AHA Investment Funds, a series of the CNI Charter Funds, comprised of the AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund, AHA Balanced Fund, AHA Diversified Equity Fund, and AHA Socially Responsible Equity Fund, as of September 30, 2008, and to the references to our firm under the heading “financial highlights” in the Prospectus and under the headings “Independent Registered Public Accounting Firm and Reports to Shareholders” and “Financial Statements” in the Statement of Additional Information.

/s/ KPMG LLP

Philadelphia, Pennsylvania
January 28, 2009